SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ---------------
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):           July 29, 1999
                                                   -----------------------------


                      Xionics Document Technologies, Inc.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


              Delaware                  0-20777             04-3186685
--------------------------------------------------------------------------------
    (State or Other Jurisdiction      (Commission          (IRS Employer
          of Incorporation)           File Number)      Identification No.)


        70 Blanchard Road, Burlington, MA                             01803
--------------------------------------------------------------------------------
     (Address of Principal Executive Offices)                       (Zip Code)


Company's telephone number, including area code:          (781) 229-7000
                                                  ------------------------------



--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

     On July 29, 1999, the registrant announced that it had entered into an Agreement and Plan of Merger and Reorganization dated as of July 29, 1999 with Oak Technology, Inc. ("Oak"), which sets forth the terms and conditions of the proposed merger of registrant with and into a wholly owned subsidiary of Oak (the "Merger") pursuant to which such wholly owned subsidiary of the registrant will be the surviving corporation in the Merger. The transaction is subject to certain conditions, including approval by the stockholders of registrant (for the Merger) and Oak (for the share issuance), and is expected to be completed in the fourth quarter of 1999. A copy of the press release of the registrant with respect to the Merger is included herein as Exhibit 99.1. Such press release is incorporated by reference into this Item 5.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c)    Exhibits.

               99.1 - Press Release dated July 29, 1999

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 13, 1999

                                      XIONICS DOCUMENT TECHNOLOGIES, INC.



                                      By:  /s/ Robert L. Lentz
                                          _______________________________
                                          Robert L. Lentz
                                          Sr. Vice President and Chief Financial
                                          Officer